UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)

(415) 489-4940
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2022, DocuSign, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 166,091,843 shares of common stock, or approximately 83% of the total outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. The holders present voted on the three proposals presented at the Annual Meeting as follows:

Proposal One – Election of Directors

The Company’s stockholders approved the election of three directors, each to serve for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Teresa Briggs	89,889,942	36,453,070	39,748,831
Blake J. Irving	88,019,719	38,323,293	39,748,831
Daniel D. Springer	91,130,287	35,212,725	39,748,831

Proposal Two – Ratification of Selection of Independent Public Registered Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending January 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions
158,720,602	7,190,793	180,448

Proposal Three – Advisory Vote on Our Named Executive Officers' Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,959,283	12,963,377	420,352	39,748,831

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2022

DOCUSIGN, INC.

By:	/s/ Daniel D. Springer
Daniel D. Springer
President & Chief Executive Officer